ABSC 2004-HE7
Credit Suisse First Boston
8,904 records
Balance: 1,663,193,646

1. DISTRIBUTION BY FICO

									Sched
			% of	Gross	Gross	Gross	Gross	Servicing	Rem	Rem	Orig	Initial	Periodic
DISTRIBUTION BY FICO	Count	Balance	Balance	Rate	Margin	Lifecap	Lifefloor	Fees	Term	Amort	Term	Cap	Cap
<= 500	21	2,887,761.16	0.17	8.84	6.183	15.522	8.792	0.5	348	348	351	1.464	1.265
501 - 510	226	31,989,658.71	1.92	8.692	6.067	15.502	8.646	0.5	355	355	358	1.557	1.365
511 - 520	212	28,841,093.06	1.73	8.621	5.924	15.516	8.596	0.5	354	354	357	1.535	1.422
521 - 530	225	34,846,406.02	2.1	8.259	6.019	15.181	8.28	0.5	354	354	357	1.58	1.401
531 - 540	257	38,723,057.11	2.33	8.288	5.891	15.181	8.293	0.5	354	354	356	1.517	1.387
541 - 550	230	36,735,731.88	2.21	8.015	5.957	14.864	7.997	0.5	355	355	357	1.585	1.36
551 - 560	351	60,252,747.26	3.62	7.581	5.887	14.424	7.565	0.5	354	354	356	1.544	1.368
561 - 570	291	50,904,842.40	3.06	7.439	5.841	14.36	7.506	0.5	353	353	356	1.574	1.367
571 - 580	288	48,979,964.55	2.94	7.432	5.892	14.248	7.408	0.5	351	351	353	1.561	1.351
581 - 590	421	71,041,101.73	4.27	7.162	5.728	13.887	7.061	0.5	351	350	354	1.616	1.333
591 - 600	470	80,897,678.14	4.86	7.141	5.628	13.87	7.011	0.5	352	349	354	1.621	1.363
601 - 610	596	114,853,579.87	6.91	7.029	5.652	13.75	6.908	0.5	350	345	353	1.625	1.353
611 - 620	568	106,408,986.24	6.4	6.985	5.68	13.669	6.847	0.5	349	346	351	1.65	1.324
621 - 630	613	126,739,568.33	7.62	6.91	5.625	13.603	6.761	0.5	347	343	350	1.668	1.341
631 - 640	671	137,703,859.37	8.28	6.892	5.596	13.529	6.708	0.5	349	346	352	1.687	1.323
641 - 650	673	135,823,244.40	8.17	6.829	5.583	13.448	6.613	0.5	347	343	350	1.706	1.344
651 - 660	583	111,087,271.73	6.68	6.991	5.58	13.582	6.79	0.5	344	347	347	1.763	1.3
661 - 670	489	94,450,420.49	5.68	6.92	5.662	13.582	6.762	0.5	348	348	350	1.789	1.32
671 - 680	367	73,149,175.25	4.4	6.932	5.823	13.336	6.665	0.5	344	347	347	1.924	1.17
681 - 690	313	59,847,528.09	3.6	6.762	5.729	13.276	6.577	0.5	343	345	345	1.948	1.201
691 - 700	224	44,715,871.41	2.69	6.782	5.706	13.08	6.395	0.5	343	344	345	2.018	1.182
701 - 710	176	32,311,035.97	1.94	6.892	5.857	13.269	6.598	0.5	344	347	347	2.146	1.217
711 - 720	136	32,140,725.61	1.93	6.568	5.672	13.021	6.347	0.5	342	344	345	2.031	1.174
721 - 730	127	25,618,180.65	1.54	6.948	5.665	13.338	6.752	0.5	341	347	343	1.664	1.23
731 - 740	89	19,582,978.92	1.18	6.68	5.629	13.228	6.513	0.5	348	350	350	1.885	1.222
741 - 750	78	16,516,802.03	0.99	6.598	5.664	13.022	6.338	0.5	344	347	347	1.888	1.193
751 - 760	76	16,379,048.46	0.98	6.47	5.708	13.175	6.471	0.5	343	348	346	1.908	1.239
761 - 770	54	13,652,046.38	0.82	6.361	5.766	12.965	6.29	0.5	349	343	352	2.18	1.155
771 - 780	37	8,214,058.79	0.49	6.587	5.561	13.13	6.429	0.5	347	348	350	2.012	1.202
781 - 790	24	4,442,530.38	0.27	6.804	6.206	13.055	6.492	0.5	329	335	332	1.995	1.063
791 - 800	12	2,402,446.27	0.14	6.796	6.771	13.683	7.183	0.5	345	353	347	1.5	1
801 - 810	6	1,054,245.10	0.06	6.401	5.8	12.973	6.3	0.5	352	340	355	2.293	1.172
Total:	8,904	1,663,193,645.76	100	7.12	5.72	13.836	7.025	0.5	348	347	351	1.702	1.318

	Month
	to Next	Provided	Known		LTV > 80 w
DISTRIBUTION BY FICO	Adjustment	LTV	FICOs	Avg Balance	MI
<= 500	22	71.11	500	137,512.44	0
501 - 510	22	73.96	506	141,547.16	0
511 - 520	22	73.32	515	136,042.89	0
521 - 530	23	75.31	526	154,872.92	0
531 - 540	22	76.91	536	150,673.37	0
541 - 550	22	76.9	546	159,720.57	0
551 - 560	22	78.81	556	171,660.25	0
561 - 570	22	77.5	565	174,930.73	0
571 - 580	23	78.34	576	170,069.32	0
581 - 590	23	81.49	586	168,743.71	0
591 - 600	23	80.72	596	172,122.72	0
601 - 610	23	81.89	605	192,707.35	0
611 - 620	24	82.04	616	187,339.76	0
621 - 630	23	82.39	625	206,752.97	0
631 - 640	23	82.66	635	205,221.85	0
641 - 650	23	82.44	646	201,817.60	0
651 - 660	23	82.17	656	190,544.21	0
661 - 670	24	83.43	665	193,150.14	0
671 - 680	24	81.44	675	199,316.55	0
681 - 690	24	82.3	685	191,206.16	0
691 - 700	24	82.1	695	199,624.43	0
701 - 710	26	83.12	705	183,585.43	0
711 - 720	23	79.39	715	236,328.86	0
721 - 730	22	80.79	725	201,717.96	0
731 - 740	24	83.05	735	220,033.47	0
741 - 750	22	82.8	745	211,753.87	0
751 - 760	24	82.07	756	215,513.80	0
761 - 770	24	80.86	765	252,815.67	0
771 - 780	27	79.15	775	222,001.59	0
781 - 790	24	75.7	785	185,105.43	0
791 - 800	22	69.69	794	200,203.86	0
801 - 810	26	85.96	805	175,707.52	0
Total:	23	80.97	628	186,791.74	0

Min FICO: 500
Max FICO: 808
WA FICO: 628

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
8/16/2004 10:30

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